SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
COGNEX CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

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IMPORTANT SPECIAL MEETING IN LIEU OF THE 2010 ANNUAL MEETING
OF SHAREHOLDERS INFORMATION — YOUR VOTE COUNTS!

Special Meeting in Lieu of the 2010 Annual Meeting of Shareholders Notice

Important Notice Regarding the Availability of Proxy Materials for the Cognex Corporation Special
Meeting in Lieu of the 2010 Annual Meeting of Shareholders to be Held on April 22, 2010
You are receiving this notice that the proxy materials for the Special Meeting in Lieu of the 2010 Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

  www.envisionreports.com/CGNX

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/CGNX to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. You will be able to vote electronically until 11:59 p.m. EDT on April 21, 2010.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 8, 2010 to facilitate timely delivery.

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Special Meeting in Lieu of the 2010 Annual Meeting of Shareholders

Cognex Corporation’s Special Meeting in Lieu of the 2010 Annual Meeting of Shareholders will be held on Thursday, April 22, 2010 at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts, at 10:00 a.m., local time.
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.
The Board of Directors recommends that you vote FOR the following proposal:
1.	The election of two directors for terms of three years. Nominees: (01) Robert J. Shillman, and (02) Anthony Sun

2.	The consideration of any other business which may properly come before the meeting or any adjournment or postponement thereof.
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the Cognex Corporation Special Meeting in Lieu of the 2010 Annual Meeting of Shareholders
DIRECTIONS TO THE BOSTON OFFICE OF GOODWIN PROCTER LLP
Exchange Place
53 State Street
Boston, MA 02109
Please note: Exchange Place does not have a parking garage. Parking is available next door at 75 State Street (parking garage entrance on Broad Street).
From Points North:
•	Take I-93 South to exit 24A, Government Center

•	At the end of exit, bear left onto Atlantic Avenue

•	Take first right onto State Street

•	Take left onto Broad Street and make right into the 75 State Street garage

•	Take elevator up to 75 State Street lobby, and exit onto Kilby Street (by Rebecca’s Café)

•	An entrance for 53 State Street (Exchange Place) is immediately across the street
From Points South:
•	Take I-93 North to exit 23, Government Center

•	At the end of the ramp, take left onto North Street

•	Follow “Continuation From Points South, West and Logan Airport”
From Points West:
•	Take Mass Pike (I-90) to I-93 North

•	Take exit 23, Government Center

•	At the end of the ramp, take left onto North Street

•	Follow “Continuation From Points South, West and Logan Airport”
From Logan Airport:
•	Follow signs for the Ted Williams Tunnel/Mass Pike/I-90 West

•	Take the Ted Williams Tunnel to the Mass Pike (I-90) West

•	Use Exit 24-25 after leaving the Ted Williams Tunnel

•	The exit ramp runs parallel to I-90 for approximately 1/2 mile until it enters the northbound Central Artery tunnel

•	Proceed north about 1/2 mile to exit 23, Government Center

•	Take left onto North Street

•	Follow “Continuation From Points South, West and Logan Airport”
Continuation From Points South, West and Logan Airport:
•	Take left onto Congress Street

•	Take left onto Milk Street

•	Take left onto Broad Street

•	Take left into 75 State Street garage (just before State Street)

•	Take elevator up to 75 State Street lobby, and exit onto Kilby St (by Rebecca’s Café)

•	An entrance for 53 State Street (Exchange Place) is immediately across the street

Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.
If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→   Internet – Go to www.envisionreports.com/CGNX. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. You will be able to vote electronically until 11:59 p.m. EDT on April 21, 2010.

→   Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→   Email – Send email to investorvote@computershare.com with “Proxy Materials Cognex Corporation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 8, 2010.
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